Scudder
Pacific
Opportunities
Fund

Annual Report
October 31, 1997




Pure No-Load(TM) Funds


Seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER [IMAGE]

                                    In Brief

o The Southeast Asian currency and equity markets experienced a severe downturn during the last quarter of the twelve-month period ended October 31, 1997.

o The devaluation of the Thai baht had a ripple effect, as one Southeast Asian currency after another declined. The currency crisis and subsequent sky-high interest rates had a powerful negative impact on equity markets in the region.

o For this period, Scudder Pacific Opportunities Fund returned -28.52%, slightly better than the -30.52% return of the MSCI All Country Asia Free Index (excluding Japan).

o While near-term prospects for growth have been revised downward, we believe long-term growth in the Pacific Basin should continue to be fueled by a combination of huge, growing domestic markets and emerging Asia's role as an important production base for the developed world.


                                Table of Contents

   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Glossary of Investment Terms
  11  Investment Portfolio
  15  Financial Statements
  18  Financial Highlights
  19  Notes to Financial Statements
  23  Report of Independent Accountants
  24  Tax Information
  25  Stockholder Meeting Results
  28  Officers and Directors
  29  Investment Products and Services
  30  Scudder Solutions



                      2-SCUDDER PACIFIC OPPORTUNITIES FUND

                        Letter from the Fund's President

Dear Shareholders,

     Just as the prospects for Southeast Asia appeared to be turning positive, the markets were roiled by the devaluation of the Thai baht on July 2. What was initially perceived as a mild contagion spread quickly to other markets around the globe, including the United States. While the effects on the region's economy are still being sorted out, the Fund's return was slightly better than its benchmark index.

     As patient, long-term investors in the Pacific Basin, we believe that the prosperity of this dynamic region is dependent on sound fiscal policies and market-based reforms. Clearly, there is room for improvement in this area. In the near-term, the investment environment appears uncertain and growth will likely slow. However, turnarounds in the Pacific Basin have been led by the investment markets and tend to be dramatic. In the months ahead, we will attempt to position the Fund for a rebound by continuing with our individual stock selection approach. For a further discussion of the market environment and your Fund's activities during the period, please turn to page 4.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a conservative approach may appreciate the Fund's emphasis on dividend-paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page.

     We appreciate your continued investment in Scudder Pacific Opportunities Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site (http://funds.scudder.com) for frequent updates on your Fund and other Scudder products and services.

     Sincerely,
    /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Pacific Opportunities Fund

                     3-SCUDDER PACIFIC OPPORTUNITIES FUND

PERFORMANCE UPDATE as of October 31, 1997
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
10/31/97        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER PACIFIC OPPORTUNITIES FUND
--------------------------------------------
1 Year          $  7,148   -28.52%   -28.52%
Life of Fund*   $  9,653    -3.47%     -.72%
--------------------------------------------
MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
--------------------------------------------
1 Year          $  6,948   -30.52%   -30.52%
Life of Fund*   $ 12,871    28.71%     5.36%
--------------------------------------------
* The Fund commenced operations on December 8, 1992.
  Index comparisons begin December 31, 1992.

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER PACIFIC OPPORTUNITIES FUND
Year             Amount
------------------------
12/92*           $10,000
10/93            $13,542
10/94            $14,757
10/95            $13,174
10/96            $13,538
10/97            $ 9,677

MSCI ALL COUNTRY ASIA FREE INDEX
(EXCLUDING JAPAN)
Year             Amount
------------------------
12/92*           $10,000
10/93            $16,472
10/94            $19,062
10/95            $17,131
10/96            $18,525
10/97            $12,871

YEARLY PERIODS ENDED OCTOBER 31

The Morgan Stanley Capital International (MSCI) All Country Asia Free Index is an unmanaged capitalization-weighted measure of stock markets in the Pacific Region, excluding Japan. Index returns assume dividends reinvested and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
--------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1993*    1994      1995     1996      1997
                     -----------------------------------------------
NET ASSET VALUE...   $ 16.21  $ 17.57   $ 15.59   $ 15.93   $ 11.38
INCOME DIVIDENDS..   $    --  $   .08   $   .10   $   .10   $   .01
CAPITAL GAINS
DISTRIBUTIONS.....   $    --    $ .01   $    --   $    --   $    --
FUND TOTAL
RETURN (%)........     35.08     8.97    -10.73      2.76    -28.52
INDEX TOTAL
RETURN (%)........     64.72    15.73    -10.14      8.15    -30.52

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the life of Fund period would have been lower.

                     4-SCUDDER PACIFIC OPPORTUNITIES FUND

PORTFOLIO SUMMARY as of October 31, 1997
---------------------------------------------------------------------------
GEOGRAPHICAL
(Excludes 9% Cash Equivalents)
---------------------------------------------------------------------------
Hong Kong                          30%
Taiwan                             21%
Australia                          13%
Indonesia                          11%
New Zealand                         8%
Malaysia                            5%
India                               4%
Philippines                         3%
China                               1%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------
The Fund's three largest country
weightings were not hurt as much
by the downturn as other markets
in the region.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
(Excludes 17% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          32%
Manufacturing                      16%
Technology                         12%
Consumer Staples                    8%
Transportation                      6%
Energy                              6%
Construction                        4%
Metals & Minerals                   4%
Media                               4%
Other                               8%
--------------------------------------
                                  100%
--------------------------------------
Significant weightings in the financial
and manufacturing sectors are representative of the predominance of these companies in the Pacific Basin.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(30% of Portfolio)
--------------------------------------------------------------------------
1.   COMMONWEALTH BANK OF AUSTRALIA
     Bank in Australia
2.   DELTA ELECTRONICS, INC.
     Manufacturer of power supply equipment and monitors in Taiwan
3.   TELEVISION BROADCASTS, LTD.
     Television broadcasting in Hong Kong
4.   ASUSTEK COMPUTER INC.
     Manufacturer of computer mainboards,
     audio/video cards and network cards in Taiwan
5.   ASIA PACIFIC RESOURCES INTERNATIONAL HOLDINGS LTD.
     Manufacturer of rayon fiber for Asian textile markets in Indonesia
6.   NEW WORLD DEVELOPMENT CO., LTD.
     Property investment and development, construction and engineering, hotels and restaurants, telecommunications in Hong Kong
7.   FLETCHER CHALLENGE ENERGY LTD.
     Oil and gas exploration and development in New Zealand
8.   HUTCHISON WHAMPOA, LTD.
     Container terminal and real estate company in Hong Kong
9.   FLETCHER CHALLENGE BUILDING CORP.
     Commercial, industrial and residential
     construction in New Zealand
10.  HSBC HOLDINGS LTD.
     Bank holding company in Hong Kong

We pursue an individual stock
selection approach, which we believe
is the key to outperformance in the
Pacific Basin over the long term.

For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                     5-SCUDDER PACIFIC OPPORTUNITIES FUND

                         Portfolio Management Discussion

We asked Elizabeth J. Allan and Theresa M. Gusman, co-lead portfolio managers of Scudder Pacific Opportunities Fund, to discuss the market environment and the Fund's investment strategy for the twelve-month period ended October 31, 1997.

Q.  How did the Fund perform over the twelve months?

A. The Fund returned -28.52%, which was better than the -30.52% return of the Fund's benchmark, the unmanaged MSCI All Country Asia Free Index (excluding Japan). Our sizable holdings in Taiwan, Australia, New Zealand, India, and selected Hong Kong companies helped us weather the storm in Southeast Asia. We trimmed our exposure in Indonesia, Malaysia, Singapore, and Korea in the third quarter of 1997, which enabled the Fund to enter the most recent downturn with a larger than usual cash position. This should allow us to take advantage of attractive opportunities when the time is right.

Q. In July, the Thai baht, Indonesian rupiah, Malaysian ringgit, and the Philippine peso plunged, and interest rates soared throughout the region. How did this affect the investment markets?

A. This was not good news for the markets. Sharply higher interest rates decreased the attractiveness of equities versus fixed income securities and lowered growth expectations. Stocks fell in response led by the Philippines, Indonesia, and Malaysia, and followed by Thailand (which had already fallen sharply), Singapore, and Korea. Australia and India escaped the carnage relatively unscathed during this difficult period, and the China block held up through September (see chart).

Q.  How long will this downturn last?

A. It's hard to tell. The duration of the slide in Asian equity and currency markets will be determined by government and corporate responses to the crisis, as well as the speed with which stock valuations adjust to the changing rules for investment in the region. Clearly, proactive and pro- market responses will enable economic and structural problems to be overcome, which could lead to a quick rebound in the equity and currency markets. However, we are still looking for leadership and concrete responses from policymakers in the region.

THE ORIGINAL BAR CHART CONTAINS A CHART HERE
BAR CHART TITLE:
Market Performance
10/31/96 to 10/31/97

  BAR CHART DATA:
 --------------------------------------------
  India                         +18.05%
 --------------------------------------------
  China                         +10.69%
 --------------------------------------------
  Taiwan                        -1.81%
 --------------------------------------------
  New Zealand                   -4.80%
 --------------------------------------------
  Australia                     -6.73%
 --------------------------------------------
  Hong Kong                     -17.50%
 --------------------------------------------
  Singapore                     -32.18%
 --------------------------------------------
  Indonesia                     -41.08%
 --------------------------------------------
  Korea                         -44.77%
 --------------------------------------------
  Philippines                   -54.47%
 --------------------------------------------
  Malayasia                     57.10%
 --------------------------------------------
  Thailand                      -68.46%
 --------------------------------------------
Source: Morgan Stanley Capital International indices in U.S. dollars

                      6-SCUDDER PACIFIC OPPORTUNITIES FUND

Q.  What went wrong?

A. Thailand provides a good example of what went wrong. Rather than establish proper monetary policy frameworks, improve banking sector supervision, introduce deregulation and liberalization measures, improve corporate and banking sector reporting, and undertake confidence-building initiatives, the Thai debacle was marked by a spate of botched policy responses. Precious central bank reserves were frittered away in defense of an indefensible currency, the financial system nearly collapsed, and the IMF (International Monetary Fund) package likely will prove inadequate. We liquidated our Thai holdings following an early March trip to Bangkok during which we concluded that the economic crisis would significantly worsen before it improved; currently we see no reason to return to the market.

Q. You would think the lessons learned in Thailand would prompt its neighbors to seize the opportunity created by market volatility to undertake necessary reforms.

A. One would think so. We saw an important first step with the flotation of the Indonesian, Malaysian, and Philippine currencies following the baht devaluation. Unfortunately, the move toward market opening came to an abrupt halt in Malaysia. On August 28, in an effort to restrict selling by foreigners, Prime Minister Mahathir Mohamad introduced prohibitive trade settlement rules on the 100 Kuala Lumpur Stock Exchange (KLSE) index stocks, effectively putting capital controls on equities. By subjecting Malaysia's most liquid stocks to delivery before sale, bottlenecking the delivery process, and committing "billions of ringgit...if necessary" to bolster share prices, Dr. Mahathir hoped to stabilize stocks, thereby preventing the collapse of Malaysia's equity-market-geared economy. The response of the global investment community was sudden and massive capital flight, underscoring the futility of his effort.

On September 4 -- in a major policy reversal -- Malaysia lifted the trading restrictions imposed the previous week, and announced a series of steps toward restoring fiscal balance. For example, the massive Bakun project was put on hold indefinitely, as well as Kuala Lumpur Linear City (the world's longest building), a new airport, and several road projects. The previous day, Indonesia announced that it would relax foreign ownership limits on equities, cut government expenditures by postponing selected capital projects, accelerate economic reform in an effort to stimulate export growth by reducing impediments to low-cost production, and gradually lower interest rates. A similar "rescue package" has since been introduced in the Philippines, and Singapore has indicated that it too could move toward market-opening.

Q.  Have any additional steps been taken to help stem the tide?

A. To date, policy measures have been largely inadequate, although IMF-related policies in Indonesia are a step in the right direction. In our view, the window to implement aggressive policy responses, reduce interest rates, and forestall financial crises in Indonesia, Malaysia, the Philippines, and South Korea is closing rapidly. The next "domino" to fall may be Singapore, where consumption will be hurt by the negative wealth effect of the decline of the Malaysian second board shares. In addition, the pristine reputation of the Singapore banks

                      7-SCUDDER PACIFIC OPPORTUNITIES FUND
and property companies may be damaged as the extent of their exposure to the region is unveiled. Unlike Indonesia, Malaysia, and the Philippines, the Singapore equity and currency markets have not yet begun to reflect the "bad news" that we are expecting over the next several months.

Q. How did the events in Southeast Asia affect other markets in the Pacific, such as Hong Kong and Japan?

A. Selling pressure has spilled over into Hong Kong, emerging Asia's most liquid market, although it is economically sound due to its link with the Chinese economic cycle. In addition, the Hong Kong dollar is unlikely to suffer a devaluation in the near term. In north Asia, Korea continues to suffer the aftereffects of gross capital misallocation, and Japan will hardly go unscathed in both the banking and export sectors, as Asian growth slows. Taiwan remains a bright spot due largely to its booming technology sector as well as Australia, India, and New Zealand. These markets are marching to their own economic drummers and offer extremely attractive valuations.

Q.  How did you manage the portfolio in this volatile environment?

A. Now, more than ever, we are convinced that superior stock selection is the key to superior performance. Our proprietary, forward-looking fundamental equity research remains the cornerstone of the Fund's investment strategy. We look for companies that are undervalued, fast-growing, exceptionally well managed entities with dominant positions in clearly identifiable market niches and a clear competitive advantage.

Q. Do you have some good examples of companies that met this criteria?

A. We have several, including selected Taiwanese technology companies, such as ASE Test and Delta Electronics, which are among our top holdings. ASE Test is one of the largest independent IC (integrated circuit) testers in the world. The company is leveraged to the electronics "boom" and the trend toward outsourcing testing. We believe ASE Test is poised for earnings per share growth of 35%-40% per year over the next five years, and the stock is trading at 20 times estimated 1998 earnings.

Delta Electronics is the leading producer of uninterruptible power supplies in the world, with low-cost operations in China. We expect this well-managed, niche-oriented electronic components producer to provide earnings per share growth of 20%-25% per year, and the stock is trading at 17 times estimated 1998 earnings.

Q.  Were there a few holdings that didn't work out as well as expected?

A. Yes. In a sense, we overstayed our welcome in selected banks and property companies, particularly in Malaysia and Hong Kong, as the regional contagion affected even the premier financial and property companies.

Q.  What is Scudder's outlook for the Pacific Basin region?

A. In our view, the change in currency policies has altered the way Southeast Asian economies and equity markets operate. We believe that the basis for

                      8-SCUDDER PACIFIC OPPORTUNITIES FUND
investment has shifted -- perhaps only for a one- or two-year period -- from growth to value. We anticipate continued near-term weakness, as market participants and stock valuations adjust to the changing rules for investment in the region and government and corporate policies evolve.

Over the long-term, the case for investing in the Pacific Basin rests on rapid growth and reasonable valuations relative to investment alternatives. This region has been one of the fastest growing in the world over the past 20 years, and we believe that growth will resume following an adjustment period. Growth has been (and will continue to be) fueled by the combination of huge, growing domestic markets and emerging Asia's role as an important production base for the developed world.

Q. How do you expect your individual stock selection strategy will unfold over the next several months?

A. We expect to place increased emphasis on valuation analyses based on cash flow, non-property asset backing and "normalized" earnings (i.e. we expect temporary shocks to earnings in the current environment, which may present buying opportunities), as well as low debt levels and export-oriented companies with local-currency costs. This approach should help us to determine the proper re-entry price points for high-quality companies throughout the region, and enable us to accumulate the shares of what we believe are the best industrial, consumer-oriented, and natural resources companies in the Pacific Basin at favorable prices.

                                 Scudder Pacific
                           Opportunities Fund: A Team
                              Approach to Investing


  Scudder Pacific Opportunities Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.


  Co-Lead Portfolio Manager Elizabeth J. Allan assumed responsibility for the Fund's day-to-day management and investment strategies in February 1994. Ms. Allan joined Scudder in 1987 as a member of the portfolio management team concentrating in Asia. Co-Lead Portfolio Manager Theresa Gusman joined the team in 1997 and shares responsibility with Ms. Allan in the Fund's day-to-day management and investment strategies. Ms. Gusman joined Scudder in 1995 and has 13 years of experience in Pacific Basin investments. Nicholas Bratt, Portfolio Manager, has been a member of the Fund's team since 1992 and has over 20 years of experience in global investing.

                      9-SCUDDER PACIFIC OPPORTUNITIES FUND

                                       Glossary of Investment Terms


 CURRENCY DEVALUATION                  A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S.
                                       investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing total return.

 EXCHANGE RATE                         The price at which one country's currency can be exchanged into another currency. Currencies represent a store of value in the economic, political, and financial health of the home country. Changes in the value of a currency can add to or subtract from an investor's total return in a foreign investment.

 FUNDAMENTAL RESEARCH                  Analysis of companies based on the projected impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 LIQUIDITY                             A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

 OVER/UNDER WEIGHTING                  Refers to the allocation of assets -- usually by sector, industry, or country
                                       -- within a portfolio relative to a benchmark index (i.e., the MSCI All
                                       Country Asia Free Index [excluding Japan]) or an investment universe.

 PRICE-EARNINGS RATIO (P-E) (also      A widely used gauge of a stock's valuation that indicates what investors are
 "earnings multiple")                  paying for a company's earnings on a per share basis. Typically based on a company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

 TRANSPARENCY                          The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as strong in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                      10-SCUDDER PACIFIC OPPORTUNITIES FUND

                   Investment Portfolio as of October 31, 1997

                                                                                              Principal              Market
                                                                                           Amount ($) (c)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 5.9%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/31/97 at 5.7%,
  to be repurchased at $8,256,920 on 11/3/97, collateralized by a $8,108,000                                     -------------
  U.S. Treasury Note, 6%, 5/31/98 (Cost $8,253,000) ...................................        8,253,000             8,253,000
                                                                                                                 -------------
Short Term Notes 10.7%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Discount Note, 11/3/97 (Cost $14,995,292) ............       15,000,000            14,995,292
                                                                                                                 -------------
Bonds 0.1%
------------------------------------------------------------------------------------------------------------------------------
Malaysia 0.1%                                                                                                    -------------
AMMB Holdings Berhad, 5%, 5/13/02 (Cost $249,060) .....................................   MYR    616,000               133,066
                                                                                                                 -------------
Convertible Bonds 1.3%
------------------------------------------------------------------------------------------------------------------------------
Cayman Islands 0.8%
APP Global Finance Ltd., 2%, 7/25/00 ..................................................        1,260,000             1,184,400
                                                                                                                 -------------
Philippines 0.5%
International Container Terminal, Inc., 1.75%, 3/13/04 ................................          851,000               702,075
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,266,375)                                                                            1,886,475
------------------------------------------------------------------------------------------------------------------------------
                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 82.0%
------------------------------------------------------------------------------------------------------------------------------
Australia 10.8%
Australia & New Zealand Banking Group Ltd. (General trading and savings bank) .........          381,800             2,663,529
C R A Ltd. (Mining, manufacturing and development)* ...................................          112,900             1,373,567
Commonwealth Bank of Australia (Bank) .................................................          487,832             5,609,161
QBE Insurance Group Ltd. (Commercial, industrial and individual insurance
  underwriter) ........................................................................          625,493             2,925,189
Woodside Petroleum Ltd. (Major oil and gas producer) ..................................          303,500             2,563,372
                                                                                                                 -------------
                                                                                                                    15,134,818
                                                                                                                 -------------
China 1.0%
Jiangsu Expressway Co., Ltd. (Builder and manager of the Shanghai-Nanjing
  expressway)* ........................................................................        3,608,000               835,326
Shenzhen Expressway Co. (Highway developer)* ..........................................        2,452,000               526,459
                                                                                                                 -------------
                                                                                                                     1,361,785
                                                                                                                 -------------
Hong Kong 24.7%
Cheung Kong Holdings Ltd. (Real estate company) .......................................          412,000             2,877,579
China Light & Power Co., Ltd. (Electric utility) ......................................          315,000             1,654,142
China Southern Airlines Co., Ltd. (Commercial airline service in southeast Asia)* .....        4,460,000             2,004,592
Citic Pacific Ltd. (Diversified holding company) ......................................          247,000             1,182,047
First Pacific Co., Ltd. (International management and investment company) .............        2,309,849             1,463,915
Great Eagle Holdings Ltd. (Property development) ......................................          757,000             1,155,351

    The accompanying notes are an integral part of the financial statements.


                      11-SCUDDER PACIFIC OPPORTUNITIES FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
Guoco Group Ltd. (Investment holding company) .........................................          711,000             1,540,354
HSBC Holdings Ltd. (Bank holding company) .............................................          146,190             3,299,509
Hutchison Whampoa, Ltd. (Container terminal and real estate company) ..................          526,000             3,656,794
Kerry Properties, Ltd. (Real estate company) ..........................................        1,582,888             3,275,717
Li & Fung Ltd. (Investment holding company, engaged in export trading) ................        1,386,000             1,389,316
Liu Chong Hing Bank Ltd. (Commercial bank) ............................................          333,000               439,320
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ...........        1,090,000             3,834,702
Sino Land Co. Warrants ................................................................          800,000                 1,035
Sino Land Co. Warrants (b) ............................................................       36,400,000                     0
Television Broadcasts, Ltd. (Television broadcasting) .................................        1,878,000             5,222,399
Zhejiang Expressway Co., Ltd. (Road construction and management)* .....................        8,334,000             1,606,116
                                                                                                                 -------------
                                                                                                                    34,602,888
                                                                                                                 -------------
India 3.8%
Bajaj Auto (GDR) (Maker of two and three wheel vehicles) ..............................           10,705               190,550
Crompton Greaves Ltd. (GDR) (Manufacturer of electrical equipment) ....................          922,689             1,891,512
HDFC Bank Ltd. (Corporate banking and financial services) .............................          683,000             1,525,832
State Bank of India (GDR) (Bank) ......................................................           91,300             1,679,920
                                                                                                                 -------------
                                                                                                                     5,287,814
                                                                                                                 -------------
Indonesia 9.2%
Asia Pacific Resources International Holdings Ltd. (Manufacturer of rayon
  fiber for Asian textile markets, owner of world's leading paper pulp mill)* .........        1,011,850             3,984,159
Astra International Inc. (Foreign registered) (Distributor of automobiles,
  motorcycles and related spare parts) ................................................        3,923,000             2,910,964
Gudang Garam (Foreign registered) (Cigarette producer) ................................        1,078,000             3,050,097
Gulf Indonesia Resources Ltd. (Independent oil and gas producer)* .....................           36,300               762,300
Indorama Synthetics (Foreign registered) (Producer of polyester fiber, yarn
  and fabric) .........................................................................        3,715,300             2,241,547
                                                                                                                 -------------
                                                                                                                    12,949,067
                                                                                                                 -------------
Korea 0.0%
Hyundai Engineering & Construction Co. (Leading general contractor) ...................            1,320                19,561
                                                                                                                 -------------
Malaysia 4.1%
Berjaya Sports Toto Berhad (Operator of betting pool, property developer) .............           50,000               136,493
KFC Holdings (Malaysia) Berhad (Operator of fast-food restaurants) ....................          400,000               803,960
Malakoff Berhad (Cultivation and processing of natural rubber, oil palm and
  cocoa) ..............................................................................          280,000               671,966
Malaysia Assurance Alliance Berhad (Multiline insurance company) ......................          105,100               189,171
Malaysian Resources Corp. (Property development and investment) .......................          437,000               259,565
Oriental Holdings Berhad (Investment holding company) .................................          510,720             1,041,817

    The accompanying notes are an integral part of the financial statements.


                      12-SCUDDER PACIFIC OPPORTUNITIES FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
PPB Oil Palms Berhad (Refiner and marketer of palm oils and related products)* ........           12,000                11,879
Tenaga Nasional Berhad (Electric power generator and distributor) .....................          137,000               295,905
United Plantations Berhad (Cultivation and processing of oil palm, copra and
  cocoa) ..............................................................................        1,650,000             2,276,886
                                                                                                                 -------------
                                                                                                                     5,687,642
                                                                                                                 -------------
New Zealand 6.3%
Air New Zealand Ltd. "B" (Scheduled commercial airline) ...............................          831,200             1,759,658
Fletcher Challenge Building Corp. (Commercial, industrial and residential
  construction) .......................................................................        1,125,700             3,399,447
Fletcher Challenge Energy Ltd. (Oil and gas exploration and development) ..............          179,500               807,894
Fletcher Challenge Energy Ltd. ........................................................          644,500             2,889,345
                                                                                                                 -------------
                                                                                                                     8,856,344
                                                                                                                 -------------
Philippines 2.3%
Aboitiz Equity Ventures Inc. (Conglomerate: electricity, infrastructure,
  shipbuilding)* ......................................................................       13,309,270               435,508
First Philippine Holdings Corp. "B" (Holding company involved in electric power
  distribution, construction services and passenger bus transportation) ...............        1,292,550             1,075,606
International Container Terminal Services, Inc. (Containerized cargo handling
  firm)* ..............................................................................        6,860,300             1,354,643
Petron Corp. (Refiner and marketer of petroleum products) .............................        3,379,200               357,461
                                                                                                                 -------------
                                                                                                                     3,223,218
                                                                                                                 -------------
Singapore 0.0%
Oversea-Chinese Banking Corp., Ltd. (Foreign registered) (Provider of banking
  and financial services) .............................................................              600                 3,333
                                                                                                                 -------------
Taiwan 17.7%
ASE Test Ltd. (Testing services to semiconductor manufacturers)* ......................           60,200             3,295,950
Acer Peripherals Inc. (Developer of computer peripherals and communication
  products) (b) .......................................................................        1,656,034             3,210,405
Asustek Computer Inc. (Manufacturer of computer mainboards, audio/video cards
  and network cards)* .................................................................          357,300             4,479,237
China Development Corp. (Leading venture capital firm and investment bank) ............        1,113,125             3,146,961
Chung Hwa Pulp Corp. (Manufacturer of pulp and paper) .................................           94,500                51,906
Compeq Manufacturing Co., Ltd. (Manufacturer of multi-layer double-sided printed
  circuit boards) .....................................................................          139,000               669,176
Delta Electronic Industrial (Manufacturer of power supply equipment) ..................            6,600                21,005
Delta Electronics, Inc. (Manufacturer of power supply equipment and monitors) (b) .....        1,459,256             5,374,966
Far East Textile Ltd. (Manufacturer of natural and synthetic textile products) ........          744,500               697,593
Hon Hai Precision Industry Co., Ltd. (Manufacturer of electronic connectors,
  cable assemblies and memory chips)* .................................................          129,000               546,010
Pacific Construction Co. (Land development and public works construction)* ............        2,915,900             1,818,316
Synnex Technology International Corp. (GDR) (Retailer of personal computers and
  peripherals)* .......................................................................           87,400             1,525,130
                                                                                                                 -------------
                                                                                                                    24,836,655
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                      13-SCUDDER PACIFIC OPPORTUNITIES FUND

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------
United States 2.1%
Freeport McMoRan Copper & Gold, Inc. "A" (U.S. company mining in Indonesia) ...........          125,500             2,894,345
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $136,834,455)                                                                            114,857,470
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost $162,598,182) (a)                                                        140,125,303
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $164,850,995. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $24,725,692. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,745,378 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $30,471,070

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $8,585,371 (5.83% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $9,926,725. These securities may also have certain restrictions as to resale.

  (c) Principal amount stated in U.S. dollars unless otherwise noted.

    * Non-income producing security

      Currency Abbreviations
      MYR      Malaysian Ringgits

    The accompanying notes are an integral part of the financial statements.


                      14-SCUDDER PACIFIC OPPORTUNITIES FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of October 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $162,598,182) ................     $ 140,125,303
                 Cash .................................................................           804,363
                 Foreign currency holdings, at market (identified cost $6,321,995) ....         6,032,849
                 Receivables for investments sold .....................................           610,430
                 Dividends and interest receivable ....................................           329,569
                 Receivables for Fund shares sold .....................................         4,479,477
                 Foreign taxes recoverable ............................................            20,929
                 Deferred organization expense ........................................             1,141
                 Other assets .........................................................             5,141
                                                                                            ----------------
                 Total assets .........................................................       152,409,202
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ....................................         4,431,272
                 Payable for Fund shares redeemed .....................................           182,258
                 Accrued management fee ...............................................           156,290
                 Other payables and accrued expenses ..................................           362,690
                                                                                            ----------------
                 Total liabilities ....................................................         5,132,510
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 147,276,692
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ..................................         2,615,133
                 Unrealized depreciation on:
                    Investments .......................................................       (22,472,879)
                    Foreign currency related transactions .............................          (298,947)
                 Accumulated net realized loss ........................................       (18,499,064)
                 Paid-in capital ......................................................       185,932,449
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 147,276,692
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($147,276,692 / 12,936,930 shares of capital stock                      ----------------
                    outstanding, $.01 par value, 100,000,000 shares authorized) .......            $11.38
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                      15-SCUDDER PACIFIC OPPORTUNITIES FUND

                             Statement of Operations
                           year ended October 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Dividends (net of foreign taxes withheld of $414,679) ................     $   3,696,247
                 Interest (net of foreign taxes withheld of $2,011) ...................         1,227,337
                                                                                            -----------------
                                                                                                4,923,584
                                                                                            -----------------
                 Expenses:
                 Management fee .......................................................         3,147,986
                 Services to shareholders .............................................         1,256,944
                 Custodian and accounting fees ........................................           728,892
                 Directors' fees and expenses .........................................            63,485
                 Reports to shareholders ..............................................           113,001
                 Auditing .............................................................            91,303
                 Registration fees ....................................................            68,864
                 Legal ................................................................            15,259
                 Amortization of organization expenses ................................            11,626
                 Other ................................................................            52,698
                                                                                            -----------------
                                                                                                5,550,058
                ---------------------------------------------------------------------------------------------
                 Net investment loss                                                             (626,474)
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..........................................................        (1,244,368)
                 Foreign currency related transactions ................................          (548,236)
                                                                                            -----------------
                                                                                               (1,792,604)
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..........................................................       (49,447,513)
                 Foreign currency related transactions ................................          (358,542)
                                                                                            -----------------
                                                                                              (49,806,055)
                ---------------------------------------------------------------------------------------------
                 Net loss on investment transactions                                          (51,598,659)
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net decrease in net assets resulting from operations                       $ (52,225,133)
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      16-SCUDDER PACIFIC OPPORTUNITIES FUND

                       Statements of Changes in Net Assets

                                                                                        Years Ended October 31,
Increase (Decrease) in Net Assets                                                        1997            1996
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) ...................................    $   (626,474)   $    460,669
                 Net realized gain (loss) from investment transactions ..........      (1,792,604)      2,141,153
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period ..............................     (49,806,055)      9,929,700
                                                                                     --------------  --------------
                 Net increase (decrease) in net assets resulting from
                    operations ..................................................     (52,225,133)     12,531,522
                                                                                     --------------  --------------
                 Distributions to shareholders from net investment income .......        (208,281)     (2,376,933)
                                                                                     --------------  --------------
                 Fund share transactions:
                 Proceeds from shares sold ......................................     389,468,297     339,049,361
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ...............................         183,112       2,101,548
                 Cost of shares redeemed ........................................    (519,332,843)   (405,479,114)
                                                                                     --------------  --------------
                 Net decrease in net assets from Fund share transactions ........    (129,681,434)    (64,328,205)
                                                                                     --------------  --------------
                 Decrease in net assets .........................................    (182,114,848)    (54,173,616)
                 Net assets at beginning of period ..............................     329,391,540     383,565,156
                 Net assets at end of period (including undistributed net            --------------  --------------
                    investment income of $2,615,133, and $33,023, respectively) .    $147,276,692    $329,391,540
                                                                                     --------------  --------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ......................      20,682,798      24,595,415
                                                                                     --------------  --------------
                 Shares sold                                                           24,241,782      20,929,794
                 Shares issued to shareholders in reinvestment of
                    distributions ...............................................          10,985         133,516
                 Shares redeemed ................................................     (31,998,635)    (24,975,927)
                                                                                     --------------  --------------
                 Net decrease in Fund shares ....................................      (7,745,868)     (3,912,617)
                                                                                     --------------  --------------
                 Shares outstanding at end of period ............................      12,936,930      20,682,798
                                                                                     --------------  --------------

    The accompanying notes are an integral part of the financial statements.


                      17-SCUDDER PACIFIC OPPORTUNITIES FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                                          December 8,
                                                                                                              1992
                                                                                                         (commencement
                                                                                                       of operations) to
                                                             Years Ended October 31,                      October 31,
                                             1997(a)         1996(a)          1995          1994              1993
--------------------------------------------------------------------------------------------------------------------------
                                             -----------------------------------------------------------------------------
Net asset value, beginning of period .....   $15.93          $15.59          $17.57        $16.21            $12.00
                                             -----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) .............     (.04)            .02             .10           .04               .04
Net realized and unrealized gain
   (loss) on investment transactions .....    (4.50)            .42           (1.98)         1.41              4.17
                                             -----------------------------------------------------------------------------
Total from investment operations .........    (4.54)            .44           (1.88)         1.45              4.21
                                             -----------------------------------------------------------------------------
Less distributions from:
Net investment income ....................     (.01)           (.10)           (.10)         (.08)               --
Net realized gains on investment
   transactions ..........................       --              --              --          (.01)               --
                                             -----------------------------------------------------------------------------
Total distributions ......................     (.01)           (.10)           (.10)         (.09)               --
                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
Net asset value, end of period ...........   $11.38          $15.93          $15.59        $17.57            $16.21
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) .........................   (28.52)            2.76         (10.73)         8.97             35.08**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..........................      147             329             384           499               270
Ratio of operating expenses, net to
   average daily net assets (%) ..........     1.94            1.75            1.74          1.81              1.75*
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ..................     1.94            1.75            1.74          1.81              2.90*
Ratio of net investment income
   (loss) to average daily net
   assets (%) ............................     (.22)            .12             .65           .28              1.41*
Portfolio turnover rate (%) ..............     97.2            95.4            64.0          38.5               9.9*
Average commission rate paid (b) .........   $.0094          $.0148              --            --                --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for periods ending on or after October 31, 1996.
*   Annualized
**  Not annualized


                      18-SCUDDER PACIFIC OPPORTUNITIES FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Pacific Opportunities Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                      19-SCUDDER PACIFIC OPPORTUNITIES FUND

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $17,198,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($12,714,000), and October 31, 2005 ($4,484,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. All original issue discounts are accreted for both tax and financial reporting purposes. Interest income is recorded on the accrual basis.


                      20-SCUDDER PACIFIC OPPORTUNITIES FUND

                      B. Purchases and Sales of Securities

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $254,871,803 and $399,103,521, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 1997, the fee pursuant to the Agreement amounted to $3,147,986 of which $156,290 is unpaid at October 31, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SSC aggregated $1,057,225, of which $69,912 is unpaid at October 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans for the Fund. For the year ended October 31, 1997, the amount charged to the Fund by STC aggregated $56,892, of which $3,816 is unpaid at October 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $192,884, of which $27,593 is unpaid at October 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the period ended October 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $7,723.


                      21-SCUDDER PACIFIC OPPORTUNITIES FUND

The Fund pays each Director not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $63,485.

                        D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                      22-SCUDDER PACIFIC OPPORTUNITIES FUND

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Pacific Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Pacific Opportunities Fund, including the investment portfolio, as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period December 8, 1992 (commencement of operations) to October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Pacific Opportunities Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period December 8, 1992 (commencement of operations) to October 31, 1993, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
December 8, 1997


                      23-SCUDDER PACIFIC OPPORTUNITIES FUND

                                 Tax Information

The Fund paid foreign taxes of $416,690 and the Fund recognized $1,863,003 of foreign source income during the taxable year ended October 31, 1997. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.0322 per share of foreign taxes and $.145 of income from foreign sources as having been paid in the taxable year ended October 31, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Service Representative at 1-800-225-5163.


                      24-SCUDDER PACIFIC OPPORTUNITIES FUND

                           Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of Scudder Pacific Opportunities Fund (the "Fund") was held on October 27, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.


1.    To elect Directors.
                                                       Number of Votes:
                                                       ----------------
                     Director                     For                 Withheld
                     --------                     ---                 --------
        Paul Bancroft III                      7,708,191              446,349

        Sheryle J. Bolton                      7,779,244              375,296

        William T. Burgin                      7,780,619              373,921

        Thomas J. Devine                       7,778,545              375,995

        Keith R. Fox                           7,713,522              441,018

        William H. Gleysteen, Jr.              7,703,922              450,618

        William H. Luers                       7,777,307              377,233

        Wilson Nolen                           7,772,987              381,553

        Daniel Pierce                          7,779,240              375,300

        Kathryn L. Quirk                       7,694,131              460,409


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------
         For              Against            Abstain         Broker Non-Votes*
         ---              -------            -------         -----------------
      7,626,875           315,729            211,936              643,763


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                Number of Votes:
                                ----------------
         For              Against            Abstain         Broker Non-Votes*
         ---              -------            -------         -----------------
      7,388,060           652,763            365,392               673,196


                      25-SCUDDER PACIFIC OPPORTUNITIES FUND

4. To approve the revision of certain fundamental investment policies.

                                Number of Votes:
                                ----------------
     Fundamental Policies                 For             Against          Abstain       Broker Non-Votes*
     --------------------                 ---             -------          -------       -----------------
   4.1  Diversification                6,704,710          499,405          306,662           643,763

   4.2  Borrowing                      6,664,006          539,149          307,622           643,763

   4.3  Senior securities              6,696,547          507,877          306,353           643,763

   4.4  Purchase of commodities        6,700,919          503,683          306,175           643,763

   4.5  Concentration                  6,691,994          508,772          310,011           643,763

   4.6  Underwriting of securities     6,702,170          502,020          306,587           643,763

   4.7  Investment in real estate      6,712,281          495,881          302,615           643,763

   4.8  Lending                        6,698,965          450,945          360,867           643,763


5. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                                Number of Votes:
                                ----------------
          For                      Against                    Abstain
          ---                      -------                    -------
       7,774,028                   136,387                    244,125


* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      26-SCUDDER PACIFIC OPPORTUNITIES FUND

                                    This Page
                                  intentionally
                                   left blank.




                      27-SCUDDER PACIFIC OPPORTUNITIES FUND

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and Director

Paul Bancroft III
Director; Venture Capitalist and Consultant

Sheryle J. Bolton
Director; Chief Executive Officer, Scientific Learning Corporation

William T. Burgin
Director; General Partner, Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter Capital Management Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest Scholar, Brookings Institute

William H. Luers
Director; President, The Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director, Vice President and Assistant Secretary

Robert W. Lear
Honorary Director; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman Emeritus and Director, Kirby Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Richard W. Desmond*
Assistant Secretary

Carol L. Franklin*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Vice President and Assistant Treasurer

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.

                      28-SCUDDER PACIFIC OPPORTUNITIES FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                      29-SCUDDER PACIFIC OPPORTUNITIES FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30-SCUDDER PACIFIC OPPORTUNITIES FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                      31-SCUDDER PACIFIC OPPORTUNITIES FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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